THE SECURITIES BEING SUBSCRIBED TO HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY JURISDICTION. THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAWS.

THE SECURITIES BEING SUBSCRIBED TO MAY NOT BE SOLD, OFFERED, OR OTHERWISE TRASNFERRED IN THE UNITED STATES OR TO A “U.S. PERSON” UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECUITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIRMENTS OF THE SECURITIES ACT IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

GREAT CHINA INTERNATIONAL HOLDINGS, INC

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT, dated as of December 31, 2009, by and between Great China International Holdings, Inc. (the “Company”), and Mr. Jiang Peng (the “Subscriber”).

BACKGROUND

The Company is seeking to raise additional capital through the sale of 3,565,714 shares of common stock, par value $0.001 (the “Shares”), at a price of $0.35 per share (the “Offering”). The Subscriber desires to subscribe for and purchase all of the Shares at a total purchase price of US$1,247,999.90, subject to and in accordance with the terms of this Agreement (“this Agreement”).

NOW, THEREFORE, in consideration of the premises and the respective promises hereinafter set forth, the parties hereto hereby agree as follow:

1.

SALE AND PURCHASE OF SECURITIES. The Subscriber hereby agrees to purchase the Shares at a total purchase price of US$1,247,999.90. The payment of the subscription price shall be made, at the discretion of the Subscriber, in one or more installments at one or more closings held on business days acceptable to the Company during the period commencing on the date hereof and continuing through February 28, 2010; provided, however, that the parties agree that the entire purchase price for the Shares must be paid and the Shares purchased and sold on or before February 28, 2010.

2.	REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The Subscriber by his signature below hereby represents, warrants and certifies to the Company as follows :-

(a)

The Subscriber is aware that the Offering has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws or regulations in reliance upon the exemption set forth in Section 4(2) of the Securities Act and/or the safe-harbor set forth in Regulation S adopted under the Securities Act that provides certain offerings conducted outside the United States are not subject to the registration requirements of the Securities Act, and similar exemptions under state law. The Subscriber will not offer or sell the Shares unless they are registered or are exempt from registration under the Securities Act and any applicable state securities laws or regulations.

(b)

The Subscriber is also aware that a legend will be placed on any certificate or certificates evidencing the Shares stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on transfers and sales thereof. The Company will place stop transfer instructions against the Shares and the certificates representing the Shares to restrict the transfer thereof, except as may be prescribed by the Securities Act.

(c)	The Subscriber is an officer and director of the Company and has full access to all information pertaining to the Company necessary to evaluate the merits and risks of an investment in the Shares.

(d)

The Subscriber has been provided with the opportunity to review all relevant financial information, books, records, and other information concerning the Company, including, but not limited to, all periodic reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, such that the Subscriber is familiar with the business, finances and general prospects for the future of the Company which he may consider significant for the purpose of making an investment decision.

(e)

The Subscriber will not offer or sell the Shares (which term shall include any pre-arrangement for a purchase by a U.S. person or other person in the U.S.) directly or indirectly, in the United States or to any natural person who is a resident of the United States or to any other “U.S. person” (as defined below) or for the account or benefit of any “U.S. person” (other than a “distributor”, as defined in Regulation S) unless registered under the Securities Act and all applicable state laws or an exemption from the registration requirements of the Securities Act and similar state laws is available. The Subscriber will not engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

(f)

The Subscriber is neither a U.S. person nor acquiring the Shares for the account or benefit of any U.S. person. The Subscriber understands that a “U.S. person”, as defined by Regulation S, includes any natural person resident in the United States; any partnership or corporation organized or incorporated under the laws of the United States; any estate of which any executor or administrator is a “U.S. person”; any trust of which any trustee is a “U.S. person”; any agency or branch of a foreign entity located in the United States; any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a “U.S. person”; any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if any individual) resident in the United States; and any partnership or corporation organized or incorporated under the laws of a jurisdiction other than the United States which was formed by a “U.S. person” principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the Act) who are not natural persons, estates or trusts.

(g)

The Subscriber is making this subscription from his residence or offices at the address set forth below. The Subscriber understands that the exemption afforded by Regulation S requires that the purchasers of the securities not be in the United States when the offer is made. The purchase of the Shares hereunder by the Subscriber is in accordance with all securities and other laws of the jurisdiction in which it is incorporated or legally resident. This Agreement has not been executed or delivered by the Subscriber in the United States.

(h)

The Subscriber also agrees to execute and deliver such documents as may be reasonably requested by the Company with respect to the Subscriber’s subscription for the Shares or the Subscriber’s ownership of the Shares.

3.	MISCELLANEOUS.

(a)

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns. This Agreement shall not be assignable, in whole or in part. The Company is bound by this Agreement to refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

(b)

This Agreement and any additional agreements and other documents delivered pursuant hereto set forth the entire agreement and understanding of the parties in respect of the subject matter hereof and thereof and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof and thereof. This Agreement may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

(c)	This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

(d)

The invalidity or unenforceability of any provision of this Agreement shall not affect any other provisions hereof, and the remainder of the Agreement shall be construed as if such invalid or unenforceable provision were modified to the extent necessary to make it valid or enforceable but remain within the spirit of this Agreement, or if that is not possible, then omitted.

(e)

All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger or sent by registered or certified mail, return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication if confirmed by mail to the Company at its current address and to the Subscriber at its address as it appears on the books and records of the Company. Notices shall be deemed to have been received on the date of personal delivery or facsimile, or if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the third business day after the date of mailing.

IN WITNESS whereof this Agreement has been duly executed by all parties hereto the day and year first written above.

Agreed and confirmed to the above by

Great China International Holdings, Inc.

By:	/s/ Sun Dongqing

Name: Sun Dongqing

Title: Chief Financial Officer

Subscriber:

/s/ Jiang Peng

Jiang Peng

C Site 25-26F President Building

No. 69 Heping North Street

Heping District, Shenyang 110003, PRC